                                                                                                                Exhibit 99(i)
                                                                                                                Attachment I
MERRILL LYNCH & CO., INC.

PRELIMINARY UNAUDITED EARNINGS SUMMARY
                                                                      For the Three Months Ended           Percent Inc / (Dec)
                                                                 -------------------------------------  -------------------------
                                                                 June 28,      March 29,       June 29,     2Q02 vs.      2Q02 vs.
(in millions, except per share amounts)                             2002           2002           2001         1Q02          2Q01
                                                                 -------       --------        -------  -----------   -----------


NET REVENUES
  Commissions                                                    $ 1,204        $ 1,229        $ 1,362         (2.0)%       (11.6)%
  Principal transactions                                             728            877            888        (17.0)        (18.0)
  Investment banking
      Underwriting                                                   511            478            685          6.9         (25.4)
      Strategic advisory                                             194            183            313          6.0         (38.0)
  Asset management and portfolio service fees                      1,298          1,293          1,356          0.4          (4.3)
  Other                                                              219            219            153            -          43.1
                                                                 -------        -------        -------
    Subtotal                                                       4,154          4,279          4,757         (2.9)        (12.7)

  Interest and dividend revenues                                   3,198          3,284          5,563         (2.6)        (42.5)
  Less interest expense                                            2,401          2,473          4,747         (2.9)        (49.4)
                                                                 -------        -------        -------
    Net interest profit                                              797            811            816         (1.7)         (2.3)
                                                                 -------        -------        -------

  TOTAL NET REVENUES                                               4,951          5,090          5,573         (2.7)        (11.2)
                                                                 -------        -------        -------

NON-INTEREST EXPENSES
  Compensation and benefits                                        2,569          2,646          2,977         (2.9)        (13.7)
  Communications and technology                                      412            474            568        (13.1)        (27.5)
  Occupancy and related depreciation                                 228            238            270         (4.2)        (15.6)
  Brokerage, clearing, and exchange fees                             172            198            243        (13.1)        (29.2)
  Advertising and market development                                 151            150            202          0.7         (25.2)
  Professional fees                                                  132            130            151          1.5         (12.6)
  Office supplies and postage                                         65             69             92         (5.8)        (29.3)
  Goodwill amortization                                                -              -             51          N/M        (100.0)
  Other                                                              274            173            167         58.4          64.1
                                                                 -------        -------        -------

  TOTAL NON-INTEREST EXPENSES                                      4,003          4,078          4,721         (1.8)        (15.2)
                                                                 -------        -------        -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON PREFERRED
  SECURITIES ISSUED BY SUBSIDIARIES                                  948          1,012            852         (6.3)         11.3

Income tax expense                                                   267            316            262        (15.5)          1.9

Dividends on preferred securities issued by subsidiaries              47             49             49         (4.1)         (4.1)
                                                                 -------        -------        -------

NET EARNINGS                                                     $   634        $   647        $   541         (2.0)         17.2
                                                                 =======        =======        =======

PREFERRED STOCK DIVIDENDS                                        $    10        $     9        $     9            -             -
                                                                 =======        =======        =======

EARNINGS PER COMMON SHARE
  Basic                                                          $  0.72        $  0.75        $  0.63         (4.0)         14.3
  Diluted                                                        $  0.66        $  0.67        $  0.56         (1.5)         17.9

AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
  Basic                                                            861.7          854.8          841.4          0.8           2.4
  Diluted                                                          942.6          949.2          943.8         (0.7)         (0.1)

ANNUALIZED RETURN ON AVERAGE COMMON EQUITY                          12.0%          12.7%          10.7%

---------------------------------------------------------------------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.



                                                                                         Exhibit 99(i)
                                                                                         Attachment II
MERRILL LYNCH & CO., INC.

PRELIMINARY UNAUDITED EARNINGS SUMMARY
                                                                 For the Six Months Ended
                                                                 ------------------------
                                                                 June 28,      June 29,    Percent
(in millions, except per share amounts)                             2002          2001    Inc/(Dec)
                                                                 -------       -------    --------


    NET REVENUES
      Commissions                                                $ 2,433       $ 2,867       (15.1)%
      Principal transactions                                       1,605         2,605       (38.4)
      Investment banking
          Underwriting                                               989         1,337       (26.0)
          Strategic advisory                                         377           597       (36.9)
      Asset management and portfolio service fees                  2,591         2,735        (5.3)
      Other                                                          438           317        38.2
                                                                 -------        ------
        Subtotal                                                   8,433        10,458       (19.4)

      Interest and dividend revenues                               6,482        11,796       (45.0)
      Less interest expense                                        4,874        10,271       (52.5)
                                                                 -------        ------
        Net interest profit                                        1,608         1,525         5.4
                                                                 -------        ------

      TOTAL NET REVENUES                                          10,041        11,983       (16.2)
                                                                 -------        ------

    NON-INTEREST EXPENSES
      Compensation and benefits                                    5,215         6,221       (16.2)
      Communications and technology                                  886         1,166       (24.0)
      Occupancy and related depreciation                             466           540       (13.7)
      Brokerage, clearing, and exchange fees                         370           478       (22.6)
      Advertising and market development                             301           410       (26.6)
      Professional fees                                              262           293       (10.6)
      Office supplies and postage                                    134           188       (28.7)
      Goodwill amortization                                            -           103      (100.0)
      Other                                                          447           381        17.3
                                                                 -------        ------

      TOTAL NON-INTEREST EXPENSES                                  8,081         9,780       (17.4)
                                                                 -------        ------

    EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON PREFERRED
      SECURITIES ISSUED BY SUBSIDIARIES                            1,960         2,203       (11.0)

    Income tax expense                                               583           690       (15.5)

    Dividends on preferred securities issued by subsidiaries          96            98        (2.0)
                                                                 -------        ------

    NET EARNINGS                                                 $ 1,281       $ 1,415        (9.5)
                                                                 =======       =======

    PREFERRED STOCK DIVIDENDS                                    $    19       $    19           -
                                                                 =======       =======

    EARNINGS PER COMMON SHARE
      Basic                                                      $  1.47       $  1.67       (12.0)
      Diluted                                                    $  1.33       $  1.48       (10.1)

    AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
      Basic                                                        858.2         836.8         2.6
      Diluted                                                      945.9         940.9         0.5

    ANNUALIZED RETURN ON AVERAGE COMMON EQUITY                      12.3%         14.5%

--------------------------------------------------------------------------------------------------
    Note: Certain prior period amounts have been reclassified to conform to the current period presentation.


                                                                                                                       Exhibit 99(i)
                                                                                                                      Attachment III



MERRILL LYNCH & CO., INC.
PRELIMINARY SEGMENT DATA (UNAUDITED)
                                                                 For the Three Months Ended                 For the Six Months Ended
                                                            -------------------------------------           ------------------------
                                                            Jun. 28,       Mar. 29,       Jun. 29,          Jun. 28,        Jun. 29,
    (dollars in millions)                                      2002           2002           2001              2002            2001
                                                            -------------------------------------           -----------------------
    GLOBAL MARKETS & INVESTMENT BANKING
         Non-interest revenues                              $ 1,868        $ 1,935        $ 2,223           $ 3,803         $ 5,211
         Net interest profit                                    463            476            468               939             808
                                                            -------------------------------------           -----------------------
         Total net revenues                                   2,331          2,411          2,691             4,742           6,019
                                                            -------------------------------------           -----------------------

         Pre-tax earnings                                       647            644            680             1,291           1,740

         Pre-tax profit margin                                 27.8%          26.7%          25.3%             27.2%           28.9%
------------------------------------------------------------------------------------------------------------------------------------

    PRIVATE CLIENT GROUP
         Non-interest revenues                              $ 1,919        $ 1,949        $ 2,115           $ 3,868         $ 4,403
         Net interest profit                                    349            348            358               697             744
                                                            -------------------------------------           -----------------------
         Total net revenues                                   2,268          2,297          2,473             4,565           5,147
                                                            -------------------------------------           -----------------------

         Pre-tax earnings                                       339            267            172               606             459

         Pre-tax profit margin                                 14.9%          11.6%           7.0%             13.3%            8.9%
-----------------------------------------------------------------------------------------------------------------------------------
    MERRILL LYNCH INVESTMENT MANAGERS
         Non-interest revenues                              $   413        $   443        $   494           $   856         $ 1,011
         Net interest profit                                      6              5              6                11              10
                                                            -------------------------------------           -----------------------
         Total net revenues                                     419            448            500               867           1,021
                                                            -------------------------------------           -----------------------

         Pre-tax earnings                                        96            119             81               215             172

         Pre-tax profit margin                                 22.9%          26.6%          16.2%             24.8%           16.8%
-----------------------------------------------------------------------------------------------------------------------------------
    CORPORATE
         Non-interest revenues                              $   (46)       $   (48)       $   (75)          $   (94)        $  (167)
         Net interest profit                                    (21)           (18)           (16)              (39)            (37)
                                                            -------------------------------------           -----------------------
         Total net revenues                                     (67)           (66)           (91)             (133)           (204)
                                                            -------------------------------------           -----------------------

         Pre-tax earnings (loss)                               (134)           (18)           (81)             (152)           (168)
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL
         Non-interest revenues                              $ 4,154        $ 4,279        $ 4,757           $ 8,433         $10,458
         Net interest profit                                    797            811            816             1,608           1,525
                                                            -------------------------------------           -----------------------
         Total net revenues                                   4,951          5,090          5,573            10,041          11,983
                                                            -------------------------------------           -----------------------

         Pre-tax earnings                                       948          1,012            852             1,960           2,203

         Pre-tax profit margin                                 19.1%          19.9%          15.3%             19.5%           18.4%
-----------------------------------------------------------------------------------------------------------------------------------
    Note:  Certain prior period amounts have been restated to conform to the current period presentation.

                                                                                                    Exhibit 99(i)
                                                                                                   Attachment IV
     MERRILL LYNCH & CO., INC.

     CONSOLIDATED QUARTERLY EARNINGS  (UNAUDITED)                                                   (in millions)

                                                               2Q01        3Q01       4Q01       1Q02       2Q02
                                                             ------      ------     ------     ------     ------
      NET REVENUES
        Commissions
            Listed and over-the-counter securities           $  779      $  673    $   672     $  732     $  718
            Mutual funds                                        408         355        356        341        327
            Other                                               175         176        167        156        159
                                                             ------      ------     ------     ------     ------
            Total                                             1,362       1,204      1,195      1,229      1,204
        Principal transactions                                  888         739        586        877        728
        Investment banking
            Underwriting                                        685         563        538        478        511
            Strategic advisory                                  313         294        210        183        194
                                                             ------      ------     ------     ------     ------
            Total                                               998         857        748        661        705
        Asset management and portfolio service fees
            Asset management fees                               548         514        498        469        430
            Portfolio service fees                              544         559        525        557        571
            Account fees                                        126         125        120        133        135
            Other fees                                          138         139        136        134        162
                                                             ------      ------     ------     ------     ------
            Total                                             1,356       1,337      1,279      1,293      1,298
        Other                                                   153         129         82        219        219
                                                             ------      ------     ------     ------     ------
           Subtotal                                           4,757       4,266      3,890      4,279      4,154

        Interest and dividend revenues                        5,563       4,663      3,684      3,284      3,198
        Less interest expense                                 4,747       3,784      2,822      2,473      2,401
                                                             ------      ------     ------     ------     ------
           Net interest profit                                  816         879        862        811        797
                                                             ------      ------     ------     ------     ------

        TOTAL NET REVENUES                                    5,573       5,145      4,752      5,090      4,951
                                                             ------      ------     ------     ------     ------

      NON-INTEREST EXPENSES
        Compensation and benefits                             2,977       2,757      2,291      2,646      2,569
        Communications and technology                           568         529        537        474        412
        Occupancy and related depreciation                      270         280        257        238        228
        Brokerage, clearing, and exchange fees                  243         219        198        198        172
        Advertising and market development                      202         165        128        150        151
        Professional fees                                       151         115        137        130        132
        Office supplies and postage                              92          78         83         69         65
        Goodwill amortization                                    51          53         51          -          -
        Other                                                   167         175        346        173        274
        September 11th - related                                  -          88         43 (1)      -          -
        Restructuring and other charges                           -           -      2,193 (1)      -          -
                                                             ------      ------     ------     ------     ------
        TOTAL NON-INTEREST EXPENSES                           4,721       4,459      6,264      4,078      4,003
                                                             ------      ------     ------     ------     ------

      EARNINGS (LOSS) BEFORE INCOME TAXES AND DIVIDENDS
        ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES          852         686     (1,512)     1,012        948

      Income tax expense (benefit)                              262         216       (297)       316        267

      Dividends on preferred securities issued by
        subsidiaries                                             49          48         49         49         47
                                                             ------      ------     ------     ------     ------

      NET EARNINGS (LOSS)                                    $  541      $  422    $(1,264)    $  647     $  634
     -----------------------------------------------------------------------------------------------------------
     PER COMMON SHARE DATA
                                                               2Q01        3Q01       4Q01       1Q02       2Q02
                                                             ------      ------     ------     ------     ------
        Earnings - Basic                                     $ 0.63      $ 0.49    $ (1.51)(1) $ 0.75     $ 0.72
        Earnings - Diluted                                     0.56        0.44      (1.51)(1)   0.67       0.66
        Dividends paid                                         0.16        0.16       0.16       0.16       0.16
        Book value                                            24.02       24.38      23.03      23.73  24.46 est.
     ------------------------------------------------------------------------------------------------------------
      Notes:
      (1) September 11th-related expenses were $30 million after-tax and
          Restructuring and other charges were $1,725 million after-tax in the fourth quarter of 2001. Excluding these items basic and diluted earnings per share were $0.57 and $0.51, respectively.

      Certain prior period amounts have been reclassified to conform to the current period presentation.


                                                                                                     Exhibit 99(i)
                                                                                                     Attachment V

MERRILL LYNCH & CO., INC.

PERCENTAGE OF QUARTERLY NET REVENUES  (UNAUDITED)

                                                             2Q01        3Q01        4Q01        1Q02        2Q02
                                                            -----       -----       -----       -----       -----
NET REVENUES
      Commissions
          Listed and over-the-counter securities             14.0%       13.1%       14.1%       14.4%       14.5%
          Mutual funds                                        7.3%        6.9%        7.5%        6.7%        6.6%
          Other                                               3.1%        3.4%        3.5%        3.0%        3.2%
                                                            ------      ------      ------      ------      ------
          Total                                              24.4%       23.4%       25.1%       24.1%       24.3%
      Principal transactions                                 15.9%       14.4%       12.3%       17.2%       14.7%
      Investment banking
          Underwriting                                       12.3%       11.0%       11.3%        9.4%       10.3%
          Strategic advisory                                  5.6%        5.7%        4.4%        3.6%        3.9%
                                                            ------      ------      ------      ------      ------
          Total                                              17.9%       16.7%       15.7%       13.0%       14.2%
      Asset management and portfolio service fees
          Asset management fees                               9.8%       10.0%       10.5%        9.2%        8.7%
          Portfolio service fees                              9.8%       10.9%       11.0%       10.9%       11.5%
          Account fees                                        2.3%        2.4%        2.5%        2.6%        2.7%
          Other fees                                          2.4%        2.7%        2.9%        2.7%        3.3%
                                                            ------      ------      ------      ------      ------
          Total                                              24.3%       26.0%       26.9%       25.4%       26.2%
      Other                                                   2.9%        2.4%        1.9%        4.4%        4.5%
                                                            ------      ------      ------      ------      ------
         Subtotal                                            85.4%       82.9%       81.9%       84.1%       83.9%

      Interest and dividend revenues                         99.8%       90.6%       77.5%       64.5%       64.6%
      Less interest expense                                  85.2%       73.5%       59.4%       48.6%       48.5%
                                                            ------      ------      ------      ------      ------
         Net interest profit                                 14.6%       17.1%       18.1%       15.9%       16.1%
                                                            ------      ------      ------      ------      ------

      TOTAL NET REVENUES                                    100.0%      100.0%      100.0%      100.0%      100.0%
                                                            ------      ------      ------      ------      ------

    NON-INTEREST EXPENSES
      Compensation and benefits                              53.4%       53.6%       48.2%       52.0%       51.9%
      Communications and technology                          10.2%       10.3%       11.3%        9.3%        8.3%
      Occupancy and related depreciation                      4.8%        5.4%        5.4%        4.7%        4.6%
      Brokerage, clearing, and exchange fees                  4.4%        4.3%        4.2%        3.9%        3.5%
      Advertising and market development                      3.6%        3.2%        2.7%        2.9%        3.0%
      Professional fees                                       2.7%        2.2%        2.9%        2.6%        2.7%
      Office supplies and postage                             1.7%        1.5%        1.7%        1.4%        1.3%
      Goodwill amortization                                   0.9%        1.0%        1.1%          -           -
      Other                                                   3.0%        3.5%        7.3%        3.3%        5.6%
      September 11th - related                                  -         1.7%        0.9%          -           -
      Restructuring and other charges                           -           -        46.1%          -           -
                                                            ------      ------      ------      ------      ------
      TOTAL NON-INTEREST EXPENSES                            84.7%       86.7%      131.8%       80.1%       80.9%
                                                            ------      ------      ------      ------      ------

    EARNINGS (LOSS) BEFORE INCOME TAXES AND DIVIDENDS
      ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES         15.3%       13.3%      -31.8%       19.9%       19.1%

    Income tax expense (benefit)                              4.7%        4.2%       -6.2%        6.2%        5.4%

    Dividends on preferred securities
      issued by subsidiaries                                  0.9%        0.9%        1.0%        1.0%        0.9%
                                                            ------      ------      ------      ------      ------

    NET EARNINGS (LOSS)                                       9.7%        8.2%      -26.6%       12.7%       12.8%
-----------------------------------------------------------------------------------------------------------------
OTHER FINANCIAL DATA
                                                             2Q01        3Q01        4Q01        1Q02        2Q02
                                                            ------      ------      ------      ------      ------
      Non-interest expenses excluding compensation
        and benefits to net revenues                         31.3%       33.1%       83.6%       28.1%       29.0%
      Compensation and benefits to pre-tax earnings
        before compensation and benefits                     77.7%       80.1%      294.1%       72.3%       73.0%
-----------------------------------------------------------------------------------------------------------------
      Common shares outstanding (in millions):
         Weighted-average - basic                           841.4       845.8       845.7       854.8       861.7
         Weighted-average - diluted                         943.8       934.5       845.7       949.2       942.6
         Period-end                                         843.8       847.5       850.2       862.9       865.4
-----------------------------------------------------------------------------------------------------------------


                                                                                            Exhibit 99(i)
                                                                                            Attachment VI

     MERRILL LYNCH & CO., INC.

     SUPPLEMENTAL DATA (UNAUDITED)                                                   (dollars in billions)
                                                      2Q01        3Q01        4Q01       1Q02        2Q02
                                                   -------     -------     -------    -------     -------
       CLIENT ASSETS
       Private Client
          U.S.                                     $ 1,318     $ 1,171     $ 1,185    $ 1,179     $ 1,101
          Non - U.S.                                   136         127         101         96          94
                                                   -------     -------     -------    -------     -------
       Total Private Client Assets                   1,454       1,298       1,286      1,275       1,195
       MLIM direct sales (1)                           181         170         172        167         158
                                                   -------     -------     -------    -------     -------
       Total Client Assets                         $ 1,635     $ 1,468     $ 1,458    $ 1,442     $ 1,353
                                                  ========     =======     =======    =======     =======

       ASSETS UNDER MANAGEMENT                     $   533     $   507     $   529    $   518     $   499

            Retail                                     230         214         220        215         206
            Institutional                              260         252         266        262         254
            Private Investors                           43          41          43         41          39

            U.S.                                       325         310         327        323         319
            Non-U.S.                                   208         197         202        195         180

            Equity                                     286         253         263        257         234
            Fixed Income                               118         119         119        119         121
            Money Market                               129         135         147        142         144

       ASSETS IN ASSET-PRICED ACCOUNTS             $   207     $   189     $   205    $   211     $   197
       ---------------------------------------------------------------------------------------------------
       NET NEW MONEY

       PRIVATE CLIENT ACCOUNTS(6)
            U.S.                                   $     1     $    10     $    14    $     -     $     4
            Non-U.S.                                     4           3           2          1           -
                                                   -------     -------     -------    -------     -------
               TOTAL                                     5          13          16          1           4
                                                   -------     -------     -------    -------     -------

       ASSETS UNDER MANAGEMENT(3)(6)               $     4     $     4     $     4    $    (7)    $    (5)
       ---------------------------------------------------------------------------------------------------
       BALANCE SHEET INFORMATION (ESTIMATED)

            Commercial Paper and
              Other Short-term Borrowings          $   6.9     $   5.1     $   5.1    $   4.6     $   6.0
            Deposits                                  79.4        83.7        85.8       85.9        81.1
            Long-term Borrowings                      79.5        79.8        76.6       77.3        75.5
            Preferred Securities Issued
              by Subsidiaries                          2.7         2.7         2.7        2.7         2.7
            Total Stockholders' Equity                20.7        21.1        20.0       20.9        21.6
       --------------------------------------------------------------------------------------------------
       GLOBAL EQUITY AND EQUITY-LINKED UNDERWRITING(2)(4)

            Volume                                 $    17     $    15     $    15    $    15     $    10
            Market Share                              13.4%       21.3%       12.1%      15.0%        9.6%
            Ranking                                      2           1           2          2           3

       GLOBAL DEBT UNDERWRITING(2)(4)

            Volume                                 $   109     $    81     $    67    $    92     $    80
            Market Share                              11.3%        9.9%        7.2%       8.6%        8.7%
            Ranking                                      1           2           5          2           3

       GLOBAL COMPLETED MERGERS AND ACQUISITIONS(2)(4)

            Volume                                 $   115     $   134     $    78    $    61     $    61
            Market Share                              22.5%       25.6%       18.4%      23.3%       21.6%
            Ranking                                      3           3           5          3           4
       --------------------------------------------------------------------------------------------------
       FULL-TIME EMPLOYEES(5)                       68,200      65,900      57,400     56,400      54,600

       PRIVATE CLIENT FINANCIAL ADVISORS            18,600      18,000      16,400     15,900      15,100
     ----------------------------------------------------------------------------------------------------

     (1) Reflects funds managed by MLIM not sold through Private Client channels.
     (2) Certain prior period amounts have been restated to conform to the current period presentation.
     (3) Adjusted to exclude the impact of transferring funds to U.S. bank deposits.
     (4) Full credit to book manager.  Market shares derived from Thomson Financial Securities Data statistics.
     (5) Excludes 900, 400, and 3,200 full-time employees on salary continuation severance at the end of
         2Q02, 1Q02, and 4Q01, respectively.
     (6) Excluding the impact related to the restructuring of the Non-U.S. businesses.

       For more information, please contact:


       Investor Relations                         Phone:    866-607-1234
       Merrill Lynch & Co., Inc.                  Fax:      212-449-7461
                                                  investor_relations@ml.com
                                                  www.ir.ml.com